AMENDMENT NO. 2 TO SECURITY AGREEMENT

THIS AMENDMENT NO. 2 dated as of January     , 2007 (this “Amendment”) to the Security Agreement dated as of February 28, 2006, as amended from time to time (the “Security Agreement”), by and between Neonode, Inc., a Delaware corporation (the “Grantor”), and AIGH Investment Partners, LLC, a Delaware limited liability company, or assigns, as agent for the Investors (as defined in the Security Agreement) (the “Secured Party”).

W I T N E S S E T H :

WHEREAS, capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Security Agreement;

WHEREAS, the Grantor on February 28, 2006, borrowed an aggregate principal amount of $4,000,000 pursuant to senior secured notes (the “First Round Notes”) from the Secured Party and other Investors (collectively, in this capacity, the “First Round Investors”);

WHEREAS, the Grantor on November 20, 2006, borrowed an aggregate principal amount of $1,000,000 pursuant to senior secured notes on substantially the same terms as the First Round Notes (collectively, with the First Round Notes, the “Old Notes”) from the Secured Party and other Investors (collectively, in this capacity, the “Second Round Investors”) and together with the First Round Investors, the “Existing Investors”);

WHEREAS, the Grantor intends to sell additional senior secured notes to the Existing Investors and to other investors (the “New Notes”) in an aggregate principal amount of up to $5,000,000 (the “Offering”), in substantially the form attached as Exhibit 1 to that certain Note Purchase Agreement, dated January 22, 2007 (the “Note Purchase Agreement”), among the Grantor, the Secured Party and those persons who execute the Note Purchase Agreement from time to time as a purchaser of the New Notes (collectively, in this capacity, the “New Investors”); and

WHEREAS, the Existing Investors intend to exchange the Old Notes for amended and restated notes of similar tenor to the New Notes (the “Amended and Restated Notes”) pursuant to the terms of that certain Bridge Note Exchange Agreement, dated as of January 22, 2007, by and among the Grantor and the Existing Investors; and

WHEREAS, the parties hereto wish to amend the Security Agreement to add as Obligations the obligations of the Grantor under the Amended and Restated Notes and the New Notes.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to the Security Agreement hereby agree as follows:

SECTION 1. Amendments to the Security Agreement. The Security Agreement is hereby amended, effective upon completion of the purchase from time to time of any New Notes, as follows:

(a) Schedule I to the Security Agreement is hereby amended to be and read in its entirety as Schedule I attached to this Amendment.

(b) The parties hereto agree that the Obligations under the Security Agreement include the obligations of the Grantor under the Amended and Restated Notes and the New Notes; provided that the aggregate principal amount of the Amended and Restated Notes together with the aggregate principal amount of the New Notes does not exceed $10,000,000.

(c) The parties hereto agree that the New Notes shall be pari passu with the Amended and Restated Notes.

SECTION 2. Effect of Amendment. Except as expressly provided in this Amendment, each of the terms and provisions of the Security Agreement shall remain in full force and effect.

SECTION 3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Grantor and the Second Party have caused this Amendment to be duly executed and delivered by a duly authorized representative as of the date first above written.

[Signature Page Follows]

SIGNATURE PAGE
TO
AMENDMENT NO. 2 TO SECURITY AGREEMENT
Dated January ____, 2007

THE GRANTOR:
Neonode, Inc.
a Delaware corporation

By:________________________________
Name:
Title:
Address for Notices:
Biblioteksgatan 11
S111 46 Stockholm, Sweden
Attention: President
Fax: 01146-8-678 18 51

SECURED PARTY:
AIGH INVESTMENT PARTNERS, LLC
By:________________________________
Name: Orin Hirschman
Title: Manager

SCHEDULE I

EXISTING INVESTORS

Name and Address	Principal Amount of Amended and Restated Notes

AIGH Investment Partners, LLC 6006 Berkeley Avenue Baltimore, MD 21209	$4,000,000

Hershel P. Berkowitz 441 Yeshiva Lane Baltimore, MD 21208	$750,000

Joshua A. Hirsch 1 Longfellow Place, Suite 3407 Boston, MA 12114	$250,000

NEW INVESTORS

Name and Address	Principal Amount of New Notes